Statement of Additional Information
(SAI) Supplement

American Century Asset Allocation Portfolios, Inc. (SAI dated December 1, 2017)
American Century Capital Portfolios, Inc. (SAI dated March 1, 2018)
American Century Capital Portfolios, Inc. (SAI dated July 31, 2017)
American Century Growth Funds, Inc. (SAI dated December 1, 2017)
American Century Mutual Funds, Inc. (SAI dated March 1, 2018)
American Century Strategic Asset Allocations, Inc. (SAI dated April 10, 2017)
American Century Variable Portfolios, Inc. (SAI dated September 22, 2017)
American Century World Mutual Funds, Inc. (SAI dated April 10, 2017)

Supplement dated March 9, 2018

The following replaces the entry for Margin in the Nonfundamental Investment Policies table of the Investment Policies section in each SAI.

Subject	Policy
Margin
A fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving futures, options (puts, calls, etc.), swaps, short sales, forward contracts, commitment agreements, and other similar investment techniques shall not be deemed to constitute purchasing securities on margin.

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CL-SPL-93817 1803